Supplement to the John Hancock International Funds Prospectus
                               Dated March 1, 2002

                        John Hancock European Equity Fund
                            John Hancock Global Fund

On November 19, 2002, the Trustees of John Hancock European Equity Fund and John Hancock Global Fund (each a "Fund" and together the "Funds") voted to recommend that the shareholders of each Fund approve a tax-free reorganization of the Fund, as described below.

Under the terms of each reorganization, subject to shareholder approval at a shareholder meeting of each Fund scheduled to be held on May 7, 2003, each Fund would transfer all of its assets and liabilities to John Hancock International Fund ("International Fund") in a tax-free exchange for shares of equal value of International Fund. Further information regarding the proposed reorganizations will be contained in a proxy statement and prospectus which is scheduled to be mailed to each Fund's shareholders on or about February 25, 2003.

Effective at the close of business on February 14, 2003, the Funds will be closed to all new accounts.


November 21, 2002

11/02